===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
     ----------------------------------------------------------------------



 DATE OF REPORT (Date of earliest event reported):          FEBRUARY 11, 2002



                         KANEB PIPE LINE PARTNERS, L.P.

               (Exact name of registrant as specified in charter)


             DELAWARE                           001-5083                            75-2287571
     (State of Incorporation)              (Commission File No.)        (I.R.S. Employer Identification No.)



    2435 NORTH CENTRAL EXPRESSWAY
         RICHARDSON, TEXAS                                                            75080
(Address of Principal Executive Offices)                                            (Zip Code)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 699-4000

================================================================================

ITEM 5.   OTHER EVENTS.

On February 11, 2002 Kaneb Pipe Line Partners, L.P. issued a press release reporting its financial results for the year 2001. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing description is qualified by reference to such exhibit.

ITEM 7 (c).  EXHIBITS.

         Exhibit 99.1 Press Release dated February 11, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KANEB PIPE LINE PARTNERS, L.P.

                                        By: Kaneb Pipe Line Company LLC,
                                            General Partner



Dated February 13, 2002                        /s/   EDWARD D. DOHERTY
                                        ----------------------------------------
                                                     Edward D. Doherty
                                                 Chairman of the Board and
                                                  Chief Executive Officer

                               INDEX TO EXHIBITS


              Exhibit                              Description
              -------                              -----------
                99.1                     Press Release dated February 11, 2002.